UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2018

McDermott International, Inc.

(Exact name of registrant as specified in its charter)

REPUBLIC OF PANAMA	001-08430	72-0593134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4424 West Sam Houston Parkway North Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (281) 870-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 8, 2018, following a competitive request for proposal process, the Audit Committee (the “Audit Committee”) of McDermott International, Inc. (“McDermott”) engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the year ending December 31, 2018, and the Board of Directors of McDermott approved and ratified such appointment. Concurrently with the appointment of EY, the Audit Committee dismissed its previously engaged independent registered accounting firm, Deloitte & Touche LLP (“D&T”), as its principal outside auditor and provided D&T with notice of such dismissal.

During McDermott’s two most recent fiscal years ended December 31, 2017 and 2016 and during the subsequent interim period ended March 8, 2018, there were (i) no disagreements between McDermott and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of D&T, would have caused D&T to make reference thereto in its reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of D&T on McDermott’s financial statements as of and for the years ended December 31, 2017 and 2016 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

McDermott provided D&T with a copy of the disclosures in this Current Report on Form 8-K prior to filing and requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not D&T agrees with the above statements made by McDermott regarding D&T and, if not, stating the respects in which it does not agree. A copy of such letter, dated March 8, 2018, is attached as Exhibit 16.1.

During years ended December 31, 2017 and 2016, and in the subsequent interim period through March 8, 2018, neither the Company, nor anyone on its behalf, has consulted with EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on McDermott’s financial statements, and neither a written report nor oral advice was provided to McDermott that EY concluded was an important factor considered by McDermott in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in instruction 4 to Item 304 of Regulation S-K ) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McDERMOTT INTERNATIONAL, INC.

By:	/s/ Stuart A. Spence
Stuart A. Spence
Executive Vice President and Chief Financial Officer

March 9, 2018

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